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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2005


                              ARK RESTAURANTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-14030



           New York                                    13-3156768
-------------------------------                   -------------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)


                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)





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Item 2.02.  Results of Operations and Financial Condition

            The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            On August 12, 2005, Ark Restaurants Corp. issued a press release announcing its third quarter financial results for 2005, the text of which is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1 Press Release dated August 12, 2005 entitled "Ark Restaurants Announces Financial Results for the Third Quarter and Nine Months Ended
July 2, 2005."


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ARK RESTAURANT CORP.


                                                 By:  /s/ Michael Weinstein
                                                      ------------------------
                                                      Chief Executive Officer


Date:  August 12, 2005




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INDEX TO EXHIBITS

 Exhibit    Description
 -------    -----------
  99.1      Press Release dated August 12, 2005 entitled "Ark Restaurants
            Announces Financial Results for the Third Quarter and Nine
            Months Ended July 2, 2005."


                            STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............................'TM'